UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30,

Date of reporting period: May 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2011

Semi-Annual

Repor t

Legg Mason

Strategic Real

Return Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Strategic Real Return Fund

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Strategic Real Return Fund for the six-month reporting period ended May 31, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

June 24, 2011

Legg Mason Strategic Real Return Fund	III

Investment commentary

Economic review

While economic indicators were somewhat mixed, the U.S. economy continued to expand over the six months ended May 31, 2011. Looking back, beginning with the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, toward the end of the reporting period, concerns regarding the sustainability of the economic recovery returned, negatively impacting some sectors of the equity and fixed-income markets. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has been less robust than has been realized during most other periods exiting a severe recession. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. The Commerce Department then reported that first quarter 2011 GDP growth was 1.9%. This moderation in growth during the first quarter was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, while there were some periods of improvement during the reporting period, unemployment remained stubbornly high. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then took two steps backward, as unemployment rose to 9.0% in April and 9.1% in May. Based on U.S. Department of Labor figures, the private sector — which represents roughly 70% of the total U.S. workforce — added only 83,000 jobs in May, the smallest amount since June 2010. As of the end of the reporting period, approximately 13.9 million Americans looking for work had yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show signs of strain during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 3.8% in April and May, respectively. At the end of May, the inventory of unsold homes was a 9.3 month supply at the current sales level, versus a 9.0 month supply in April. Existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $166,500 in May 2011, down 4.6% from May 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened at the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-two consecutive months since it began expanding (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion) in August 2009. In January 2011, the

IV	Legg Mason Strategic Real Return Fund

Investment commentary (cont’d)

manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, it then declined to 53.5 in May, the lowest reading in the past twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan.

Financial market overview

To a large extent, the financial markets were characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the financial markets experienced several periods of heightened volatility during the reporting period. The markets experienced sell-offs in mid-February, mid-March and May 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. These setbacks proved to be only temporary and risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 2010 meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with its previously announced program to use the proceeds of expiring securities to purchase Treasuries, means the Fed could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011.

At its meeting in June 2011, the Fed said, “Information received since the Federal Open Market Committee met in April indicates that the economic recovery is continuing at a moderate pace, though somewhat more slowly than the Committee had expected. . . . To promote the ongoing economic recovery and to help ensure that inflation, over time, is at levels consistent with its mandate, the Committee decided today to keep the target range for the federal funds rateiv at 0 to 1/4 percent. The Committee continues to anticipate that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate for an extended period.” The Fed also announced that it will complete its $600 billion Treasury securities purchase program at the end of June.

Equity market review

U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), moved sharply higher during the reporting period. The market got off to a strong start in December as investor sentiment was buoyed by a two-year extension of the Bush-era tax cuts, and the Index gained 6.68% during the month. This momentum continued in January and February 2011, as the Index returned 2.37% and 3.43%, respectively. Despite geopolitical unrest in the Middle

Legg Mason Strategic Real Return Fund	V

East, and the devastating earthquake and tsunami in Japan, the market demonstrated resiliency in March and April, as the Index gained 0.04% and 2.96%, respectively. However, the market took a step backward in May given concerns for the economy and future corporate profits. All told, the Index returned 15.03% over the reporting period.

Fixed income market review

In November 2010 (prior to the beginning of the reporting period), financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. This caused a number of the spread sectors (non-Treasuries) to weaken during the month. While most U.S. spread sectors regained their footing during the first five months of the reporting period, others, such as emerging market debt, produced mixed results given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and the natural disasters in Japan. In May, the U.S. spread sectors generally posted positive results, but underperformed equal-durationvi Treasuries. This occurred as economic data were often worse-than-expected and Treasuries rallied sharply given increased investor risk aversion.

Both short- and long-term Treasury yields fluctuated during the six months ended May 31, 2011. When the period began, two- and ten-year Treasury yields were 0.45% and 2.81%, respectively. Both two- and ten-year yields moved sharply higher in late 2010 and early 2011 given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya and, later, given the tragic events in Japan. Yields again moved higher toward the end of March as investor risk appetite resumed, but then declined in April and May given disappointing economic data. When the period ended on May 31, 2011, two-year Treasury yields were where they began the period at 0.45% and ten-year Treasury yields were 3.05%. For the six months ended May 31, 2011, the Barclays Capital U.S. Aggregate Indexvii returned 1.91%.

Inflation was fairly well-contained during the reporting period. For the six months ended May 31, 2011, the seasonally unadjusted rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)viii, was 3.27%. The CPI-U less food and energy was 1.11% over the same time frame. Inflation-protected securities generated positive results during the six months ended May 31, 2011, with the Barclays Capital U.S. TIPS Indexix returning 3.34%.

Performance review

For the six months ended May 31, 2011, Class A shares of Legg Mason Strategic Real Return Fund, excluding sales charges, returned 14.71%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. TIPS Index, returned 3.34% over the same time frame. The Lipper Flexible Portfolio Funds Category Average1 returned 9.29% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 183 funds in the Fund’s Lipper category, and excluding sales charges.

VI	Legg Mason Strategic Real Return Fund

Performance Snapshot as of May 31, 2011 (unaudited)
(excluding sales charges)	6 months
Legg Mason Strategic Real Return Fund:
Class A	14.71%
Class C	14.32%
Class I	14.90%
Barclays Capital U.S. TIPS Index	3.34%
Composite Index[x]	14.16%
Lipper Flexible Portfolio Funds Category Average	9.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fees forgone and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated March 30, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 2.68%, 3.61% and 2.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions (except for brokerage commissions paid on purchases and sales of exchange-traded funds (“ETFs”)), to average net assets is not expected to exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class I shares. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

June 24, 2011

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to price fluctuation and possible loss of principal. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s

†	Includes expenses of the underlying funds in which the Fund invests.

Legg Mason Strategic Real Return Fund	VII

operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage which may increase volatility and possibility of loss. The Fund may invest in real estate investment trusts (“REITs”), which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small- and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

ix	The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

[x]

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays Capital U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. This Composite Index is hedged to 50% exposure to the U.S. dollar, as defined by the U.S. Dollar Index (“USDX”). The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 50% U.S. dollar, 50% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 50% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 50% of the blended rate of return of the Composite Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment. The FTSE NAREIT All REITs Index consists of all tax-qualified real estate investment trusts (“REITs”) listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List. The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month. The USDX is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2011 and November 30, 2010 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2010 and held for the six months ended May 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	14.71%	$1,000.00	$1,147.10	1.30%	$6.96	Class A	5.00%	$1,000.00	$1,018.45	1.30%	$6.54
Class C	14.32	1,000.00	1,143.20	2.05	10.95	Class C	5.00	1,000.00	1,014.71	2.05	10.30
Class I	14.90	1,000.00	1,149.00	1.05	5.63	Class I	5.00	1,000.00	1,019.70	1.05	5.29

[1]	For the six months ended May 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the underlying funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

May 31, 2011

Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 33.7%
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	217,434		$229,257
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	734,793		840,248
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	354,551		386,101
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	213,270		222,334
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	552,484		726,257
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	10,405		12,062
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	366,908		501,461
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	454,775		489,025	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	102,012		109,647
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	454,476		472,087
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/13	316,246		339,445
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	556,154		604,339
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	31,668		33,800
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	604,427		663,689
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	128,696		140,238
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	371,106		388,618
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	298,615		330,880
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	304,202		349,048
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	304,637		347,381
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	213,270		233,914
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	176,115		190,521
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	208,102		235,659
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	376,657		420,090
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	440,475		463,668
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	122,548		126,712
Total U.S. Treasury Inflation Protected Securities (Cost — $8,587,923)					8,856,481
Non-U.S. Treasury Inflation Protected Securities — 0.7%
Australia — 0.7%
Australia Government, Bonds	4.000%	8/20/20	60,000	AUD	107,863
Australia Government, Bonds	3.000%	9/20/25	70,000	AUD	84,049
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $164,357)					191,912
Corporate Bonds & Notes — 0.3%
Consumer Staples — 0.0%
Beverages — 0.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	10,000		10,591

See Notes to Consolidated Financial Statements.

4	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
Financials — 0.3%
Capital Markets — 0.1%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	20,000	$21,265
Consumer Finance — 0.1%
SLM Corp., Medium-Term Notes	8.000%	3/25/20	15,000	16,542
Diversified Financial Services — 0.1%
Bank of America Corp., Senior Notes	4.500%	4/1/15	10,000	10,584
Citigroup Inc., Senior Notes	6.000%	12/13/13	25,000	27,405
Total Diversified Financial Services				37,989
Total Financials				75,796
Total Corporate Bonds & Notes (Cost — $80,533)				86,387

			Shares
Common Stocks — 23.0%
Consumer Discretionary — 1.2%
Automobiles — 1.2%
Bayerische Motoren Werke AG			528	46,818	(b)
Fuji Heavy Industries Ltd.			6,000	44,252	(b)
Honda Motor Co., Ltd.			500	19,091	(b)
Hyundai Motor Co.			230	54,012	(b)
Kia Motors Corp.			950	66,897	(b)
Renault SA			600	34,150	(b)
Toyota Motor Corp.			1,400	58,288	(b)
Total Consumer Discretionary				323,508
Consumer Staples — 2.8%
Beverages — 0.8%
Anheuser-Busch InBev NV			600	36,248	(b)
Carlsberg A/S			300	34,713	(b)
Coca Cola Hellenic Bottling Co. SA			1,000	25,695	(b)
Constellation Brands Inc., Class A Shares			1,510	33,160	*
Dr. Pepper Snapple Group Inc.			800	32,960
PepsiCo Inc.			592	42,103
Total Beverages				204,879
Food Products — 1.4%
Archer-Daniels-Midland Co.			490	15,881
Corn Products International Inc.			660	37,442
Hershey Co.			620	34,553
Marine Harvest ASA			19,200	19,002	(b)
Nestle SA, Registered Shares			1,508	96,863	(b)

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	5

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Food Products — continued
Nippon Meat Packers Inc.	2,000	$28,155	(b)
Nutreco Holding NV	500	38,164	(b)
Smithfield Foods Inc.	1,550	32,472	*
Suedzucker AG	1,000	31,531	(b)
Tyson Foods Inc., Class A Shares	1,660	31,573
Total Food Products		365,636
Personal Products — 0.1%
Avon Products Inc.	1,240	36,840
Tobacco — 0.5%
British American Tobacco PLC	500	22,473	(b)
Imperial Tobacco Group PLC	800	28,681	(b)
Lorillard Inc.	226	26,053
Philip Morris International Inc.	640	45,920
Total Tobacco		123,127
Total Consumer Staples		730,482
Energy — 2.0%
Energy Equipment & Services — 0.3%
Nabors Industries Ltd.	1,290	35,978	*
Patterson-UTI Energy Inc.	1,340	41,982
Total Energy Equipment & Services		77,960
Oil, Gas & Consumable Fuels — 1.7%
BP PLC	3,850	29,702	(b)
Chevron Corp.	522	54,763
China Petroleum & Chemical Corp., Class H Shares	24,000	23,973	(b)
ConocoPhillips	600	43,932
Eni SpA	1,000	23,948	(b)
Exxon Mobil Corp.	607	50,666
Marathon Oil Corp.	644	34,886
Pacific Rubiales Energy Corp.	900	25,118
Polski Koncern Naftowy Orlen SA	1,000	19,788	*(b)
Repsol YPF, SA	1,017	34,712	(b)
Royal Dutch Shell PLC, Class A Shares	835	29,765
Total SA	800	46,306	(b)
Valero Energy Corp.	1,330	36,575
Total Oil, Gas & Consumable Fuels		454,134
Total Energy		532,094

See Notes to Consolidated Financial Statements.

6	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Financials — 7.1%
Commercial Banks — 4.1%
Agricultural Bank of China, Class H Shares	42,000	$25,837	*(b)
Australia & New Zealand Banking Group Ltd.	2,277	53,961	(b)
Banco do Brasil SA	1,700	30,223
Banco Santander SA	3,471	41,382	(b)
Bank of Montreal	200	12,782
Bank of Nova Scotia	600	36,761
Bendigo and Adelaide Bank Ltd.	3,100	29,674	(b)
BNP Paribas SA	530	41,466 (b)
Canadian Imperial Bank of Commerce	300	24,868
Commonwealth Bank of Australia	1,258	68,121 (b)
DBS Group Holdings Ltd.	3,000	36,009 (b)
Grupo Financiero Banorte SAB de CV, Series O Shares	3,400	15,811
Gunma Bank Ltd.	5,000	26,194 (b)
Hana Financial Group Inc.	1,000	35,816 (b)
HSBC Holdings PLC	8,100	84,708 (b)
Huntington Bancshares Inc.	3,716	24,526
Industrial & Commercial Bank of China Ltd., Class H Shares	20,765	17,504 *(b)
Itausa-Investimentos Itau SA	28	209 *
M&T Bank Corp.	340	30,022
Mizuho Financial Group Inc.	13,800	21,823 (b)
National Australia Bank Ltd.	1,800	50,994 (b)
National Bank of Canada	600	50,132
Nordea Bank AB	3,900	45,836 (b)
PNC Financial Services Group Inc.	740	46,191
PT Bank Mandiri	35,500	30,023 (b)
Royal Bank of Canada	500	29,220
Societe Generale	800	47,676 (b)
U.S. Bancorp	1,280	32,768
Wells Fargo & Co.	3,480	98,728
Total Commercial Banks		1,089,265
Consumer Finance — 0.1%
American Express Co.	650	33,540
Diversified Financial Services — 0.3%
JPMorgan Chase & Co.	933	40,343
London Stock Exchange Group PLC	2,000	32,327 (b)
Total Diversified Financial Services		72,670

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	7

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Insurance — 1.8%
AFLAC Inc.	441	$21,075
Allianz AG, Registered Shares	500	69,138 (b)
Allstate Corp.	655	20,554
American Financial Group Inc.	677	24,074
Assurant Inc.	586	21,676
Axis Capital Holdings Ltd.	830	27,340
Hartford Financial Services Group Inc.	870	23,186
Legal & General Group PLC	18,800	36,410 (b)
Manulife Financial Corp.	1,500	26,738
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	100	15,379 (b)
Old Mutual PLC	16,800	36,594
PICC Property & Casualty Co., Ltd.	20,000	28,833 *(b)
Prudential Financial Inc.	440	28,063
Sun Life Financial Inc.	800	25,143
Transatlantic Holdings Inc.	356	16,568
Travelers Cos. Inc.	700	43,456
Total Insurance		464,227
Real Estate Investment Trusts (REITs) — 0.5%
Duke Realty Corp.	2,610	39,255
Mirvac Group	23,400	31,912 (b)
Stockland	7,400	27,948 (b)
Westfield Group	3,900	37,922 (b)
Total Real Estate Investment Trusts (REITs)		137,037
Real Estate Management & Development — 0.3%
China Overseas Land & Investment Ltd.	10,000	20,916 (b)
Jones Lang LaSalle Inc.	281	27,299
Wheelock & Co. Ltd.	8,000	33,683 (b)
Total Real Estate Management & Development		81,898
Total Financials		1,878,637
Health Care — 3.7%
Health Care Providers & Services — 1.1%
Aetna Inc.	990	43,243
AmerisourceBergen Corp.	880	36,273
Coventry Health Care Inc.	790	27,792 *
Humana Inc.	394	31,729 *
Medco Health Solutions Inc.	280	16,761 *
Quest Diagnostics Inc.	650	37,973
UnitedHealth Group Inc.	1,280	62,656

See Notes to Consolidated Financial Statements.

8	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Health Care Providers & Services — continued
WellPoint Inc.	369	$28,845
Total Health Care Providers & Services		285,272
Pharmaceuticals — 2.6%
Abbott Laboratories	726	37,933
AstraZeneca PLC	1,360	71,150 (b)
Bristol-Myers Squibb Co.	600	17,256
Dr. Reddy’s Laboratories Ltd., ADR	860	31,183
Eli Lilly & Co.	1,360	52,333
Endo Pharmaceuticals Holdings Inc.	791	32,929 *
Forest Laboratories Inc.	1,183	42,612 *
GlaxoSmithKline PLC	1,343	29,166 (b)
H. Lundbeck A/S	956	24,633 (b)
Meda AB, Class A Shares	3,400	38,023 (b)
Merck & Co. Inc.	1,216	44,688
Merck KGaA	300	32,975 (b)
Novartis AG, Registered Shares	644	41,647 (b)
Pfizer Inc.	1,248	26,769
Sanofi-Aventis	857	67,994 (b)
Teva Pharmaceutical Industries Ltd., ADR	1,200	61,080
Warner Chilcott PLC, Class A Shares	1,254	30,234
Total Pharmaceuticals		682,605
Total Health Care		967,877
Industrials — 2.3%
Aerospace & Defense — 0.6%
Lockheed Martin Corp.	550	42,845
Northrop Grumman Corp.	550	35,909
Raytheon Co.	860	43,327
Safran SA	800	32,699 (b)
Total Aerospace & Defense		154,780
Air Freight & Logistics — 0.1%
Ryder System Inc.	580	31,900
Electrical Equipment — 0.2%
Nexans SA	300	29,193 *(b)
Sumitomo Electric Industries Ltd.	1,400	20,245 (b)
Total Electrical Equipment		49,438
Industrial Conglomerates — 0.5%
DCC PLC	971	30,026 (b)
General Electric Co.	1,053	20,681

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	9

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Industrial Conglomerates — continued
SembCorp Industries Ltd.	8,000	$32,832	(b)
Siemens AG, Registered Shares	422	56,473 (b)
Total Industrial Conglomerates		140,012
Machinery — 0.5%
Caterpillar Inc.	210	22,218
JTEKT Corp.	1,600	21,176 (b)
Metso Corp.	600	34,642 (b)
Volvo AB, Class B Shares	2,100	38,036 (b)
Total Machinery		116,072
Road & Rail — 0.3%
Central Japan Railway Co.	5	39,283 (b)
CSX Corp.	240	19,032
FirstGroup PLC	4,200	23,361 (b)
Total Road & Rail		81,676
Trading Companies & Distributors — 0.1%
Mitsui & Co., Ltd.	1,100	18,815	(b)
Total Industrials		592,693
Information Technology — 0.7%
Electronic Equipment, Instruments & Components — 0.5%
Arrow Electronics Inc.	611	27,269	*
Hitachi Ltd.	7,000	40,157	(b)
Jabil Circuit Inc.	1,930	41,649
Tech Data Corp.	394	18,664	*
Total Electronic Equipment, Instruments & Components		127,739
Office Electronics — 0.2%
Canon Inc.	1,200	57,871	(b)
Total Information Technology		185,610
Materials — 1.8%
Chemicals — 1.1%
BASF SE	611	56,453	(b)
Celanese Corp., Series A Shares	580	30,212
Dow Chemical Co.	1,280	46,246
E.I. du Pont de Nemours & Co.	750	39,975
JSR Corp.	1,600	31,764	(b)
Lanxess AG	530	45,839	(b)
Ube Industries Ltd.	9,000	27,929	(b)
Total Chemicals		278,418

See Notes to Consolidated Financial Statements.

10	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Metals & Mining — 0.7%
BHP Billiton Ltd.	500	$23,845	(b)
Rio Tinto Ltd.	200	17,464	(b)
Rio Tinto PLC	476	33,305	(b)
Severstal, GDR	1,508	27,520	(b)
Teck Cominco Ltd., Class B Shares	500	26,227
Vale SA, ADR	1,800	58,068
Total Metals & Mining		186,429
Total Materials		464,847
Utilities — 1.4%
Electric Utilities — 0.8%
Exelon Corp.	980	41,013
FirstEnergy Corp.	502	22,399
HongKong Electric Holdings Ltd.	5,000	35,632	(b)
Kansai Electric Power Co. Inc.	1,300	22,146	(b)
Kyushu Electric Power Co. Inc.	1,200	18,191	(b)
NV Energy Inc.	2,000	31,540
Terna SpA	7,100	34,714	(b)
Total Electric Utilities		205,635
Gas Utilities — 0.2%
Gas Natural SDG SA	1,700	32,307	(b)
Tokyo Gas Co., Ltd.	8,000	34,066	(b)
Total Gas Utilities		66,373
Independent Power Producers & Energy Traders — 0.3%
AES Corp.	2,740	35,511	*
International Power PLC	6,700	35,261	(b)
Total Independent Power Producers & Energy Traders		70,772
Multi-Utilities — 0.1%
Integrys Energy Group Inc.	436	22,820
Total Utilities		365,600
Total Common Stocks (Cost — $5,283,944)		6,041,348
Investments in Underlying Funds — 12.9%
iShares Trust — iShares Barclays TIPS Bond Fund	2,103	233,139
iShares Trust — iShares MSCI EAFE Index Fund	4,406	273,437
iShares Trust — iShares MSCI Japan Index Fund	50,716	520,853
Vanguard Index Funds — Vanguard Total Stock Market Fund, ETF Shares	3,901	272,875
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares	33,393	2,093,073
Total Investments in Underlying Funds (Cost —$2,812,395)		3,393,377

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	11

Legg Mason Strategic Real Return Fund

Security			Shares	Value
Preferred Stocks — 0.8%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Volkswagen AG			200	$35,585	(b)
Financials — 0.5%
Commercial Banks — 0.5%
Banco Bradesco SA			2,500	49,152
Itau Unibanco Holding SA			2,100	47,704
Itausa-Investimentos Itau SA			3,000	22,456
Total Financials				119,312
Materials — 0.2%
Metals & Mining — 0.2%
Vale SA			1,400	39,788
Total Preferred Stocks (Cost — $183,150)				194,685

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Call @ $122 (Cost — $1,382)		6/24/11	2	2,156

			Shares
Rights — 0.0%
Utilities — 0.0%
Gas Natural SDG SA (Cost — $1,107)		6/21/11	1,700	1,167	*
Total Investments before Short-term Investments (Cost — $17,114,791)				18,767,513

	Rate	Maturity Date	Face Amount†
Short-term Investments — 24.4%
Repurchase Agreements — 24.4%
Goldman Sachs & Co. repurchase agreement dated 5/31/11; Proceeds at maturity — $3,633,762; (Fully collateralized by U.S. government agency obligations, 1.920% due 11/10/15; Market value — $3,718,474)	0.090%	6/1/11	3,633,753	3,633,753
State Street Bank & Trust Co. repurchase agreement dated 5/31/11; Proceeds at maturity — $2,779,001; (Fully collateralized by U.S. Treasury Notes, 1.000% due 4/30/12; Market Value — $2,837,298)	0.010%	6/1/11	2,779,000	2,779,000
Total Short-Term Investments (Cost — $6,412,753)				6,412,753
Total Investments — 95.8% (Cost — $23,527,544#)				25,180,266
Other Assets in Excess of Liabilities — 4.2%				1,091,884
Total Net Assets — 100.0%				$26,272,150

See Notes to Consolidated Financial Statements.

12	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2011

Legg Mason Strategic Real Return Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
AUD	— Australian Dollar
GDR	— Global Depositary Receipt

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	13

Consolidated statement of assets and liabilities (unaudited)

May 31, 2011

Assets:
Investments, at value (Cost — $17,114,791)	$18,767,513
Repurchase agreements, at value (Cost — $6,412,753)	6,412,753
Foreign currency, at value (Cost — $6,672)	6,765
Cash	1,798
Unrealized appreciation on forward foreign currency contracts	496,564
Deposits with brokers for open futures contracts	442,304
Deposits with brokers for swap contracts	190,000
Receivable from broker — variation margin on open futures contracts	113,228
Receivable for securities sold	111,600
Interest and dividends receivable	79,652
Swaps, at value (net premiums paid — $0)	70,554
Receivable for Fund shares sold	30,476
Receivable from investment manager	5,153
Prepaid expenses	32,665
Total Assets	26,761,025

Liabilities:
Payable for securities purchased	311,406
Payable for Fund shares repurchased	30,077
Unrealized depreciation on forward foreign currency contracts	26,835
Service and/or distribution fees payable	6,272
Trustees’ fees payable	5,939
Payable for open swap contracts	525
Accrued foreign capital gains tax	138
Foreign currency collateral overdraft, at value (Cost — $50)	49
Accrued expenses	107,634
Total Liabilities	488,875
Total Net Assets	$26,272,150

Net Assets:
Par value (Note 7)	$19
Paid-in capital in excess of par value	23,069,548
Overdistributed net investment income	(47,393)
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	947,221
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	2,302,755
Total Net Assets	$26,272,150

See Notes to Consolidated Financial Statements.

14	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
ClassA	1,640,687
ClassC	142,239
ClassI	88,207

Net Asset Value:
ClassA (and redemption price)	$14.04
ClassC*	$14.02
ClassI (and redemption price)	$14.05
Maximum Public Offering Price Per Share:
ClassA (based on maximum initial sales charge of 5.75%)	$14.90

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	15

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2011

Investment Income:
Interest	$218,097
Dividends	129,491
Less: Foreign taxes withheld	(7,189)
Total Investment Income	340,399

Expenses:
Investment management fee (Note 2)	80,344
Custody fees	34,841
Audit and tax	33,025
Service and/or distribution fees (Notes 2 and 5)	30,530
Legal fees	23,413
Registration fees	18,659
Trustees’ fees	15,940
Shareholder reports	15,504
Fund accounting fees	10,367
Transfer agent fees (Note 5)	5,686
Insurance	521
Miscellaneous expenses	2,924
Total Expenses	271,754
Less: Fees forgone and/or expense reimbursements (Notes 2 and 5)	(128,961)
Net Expenses	142,793
Net Investment Income	197,606

Realized and Unrealized Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	255,898
Futures contracts	144,939
Written options	5,234
Swap contracts	169,279
Foreign currency transactions	476,350
Net Realized Gain	1,051,700
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	918,434
Futures contracts	166,925
Swap contracts	135,586
Foreign currencies	391,311
Change in Net Unrealized Appreciation (Depreciation)	1,612,256
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,663,956
Increase in Net Assets from Operations	$2,861,562

See Notes to Consolidated Financial Statements.

16	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2011 (unaudited) and the Period Ended November 30, 2010	2011	2010†

Operations:
Net investment income	$197,606	$77,421
Net realized gain	1,051,700	261,334
Change in net unrealized appreciation (depreciation)	1,612,256	690,499
Increase in Net Assets From Operations	2,861,562	1,029,254

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(770,001)	—
Decrease in Net Assets From Distributions to Shareholders	(770,001)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,500,747	18,794,552
Reinvestment of distributions	121,145	—
Cost of shares repurchased	(741,247)	(523,862)
Increase in Net Assets From Fund Share Transactions	4,880,645	18,270,690
Increase in Net Assets	6,972,206	19,299,944

Net Assets:
Beginning of period	19,299,944	—
End of period*	$26,272,150	$19,299,944
* Includes (overdistributed) undistributed net investment income, respectively, of:	$(47,393)	$525,002

†	For the period February 26, 2010 (inception date) to November 30, 2010.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	17

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each period ended November 30, unless otherwise noted:
Class A Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$12.73	$12.00

Income from operations:
Net investment income	0.12	0.06
Net realized and unrealized gain	1.70	0.67
Total income from operations	1.82	0.73

Less distributions from:
Net investment income	(0.51)	—
Total distributions	(0.51)	—

Net asset value, end of period	$14.04	$12.73
Total return[4]	14.71%	6.08%

Net assets, end of period (000s)	$23,038	$17,464

Ratios to average net assets:
Gross expenses[5,6]	2.49%	4.81%
Net expenses[5,6,7,8]	1.30	1.26
Net investment income[6]	1.87	0.63

Portfolio turnover rate	32%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2011 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

18	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each period ended November 30, unless otherwise noted:
Class C Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	0.08	(0.02)
Net realized and unrealized gain	1.69	0.68
Total income from operations	1.77	0.66

Less distributions from:
Net investment income	(0.41)	—
Total distributions	(0.41)	—

Net asset value, end of period	$14.02	$12.66
Total return[4]	14.32%	5.50%

Net assets, end of period (000s)	$1,995	$1,013

Ratios to average net assets:
Gross expenses[5,6]	3.38%	5.44%
Net expenses[5,6,7,8]	2.05	2.01
Net investment income (loss)[6]	1.24	(0.22)

Portfolio turnover rate	32%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2011 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	19

For a share of each class of beneficial interest outstanding throughout each period ended November 30, unless otherwise noted:
Class I Shares[1]	2011[2]	2010[3]

Net asset value, beginning of period	$12.75	$12.00

Income from operations:
Net investment income	0.14	0.05
Net realized and unrealized gain	1.71	0.70
Total income from operations	1.85	0.75

Less distributions from:
Net investment income	(0.55)	—
Total distributions	(0.55)	—

Net asset value, end of period	$14.05	$12.75
Total return[4]	14.90%	6.25%

Net assets, end of period (000s)	$1,239	$823

Ratios to average net assets:
Gross expenses[5,6]	2.37%	4.67%
Net expenses[5,6,7,8]	1.05	1.01
Net investment income[6]	2.10	0.50

Portfolio turnover rate	32%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2011 (unaudited).

[3]	For the period February 26, 2010 (inception date) to November 30, 2010.

[4]

Performance figures may reflect compensating balance arrangements, fees forgone and/or expense reimbursements. In the absence of compensating balance arrangements, fees forgone and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Does not include expenses of the underlying funds in which the Fund invests.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[8]	Reflects fees forgone and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

20	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the last quoted bid price provided by an independent pricing service, which is based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Investments in the underlying funds, excluding exchange-traded funds, are valued at the closing net asset value per share of each underlying fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	21

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. treasury inflation protected securities	—	$8,856,481	—	$8,856,481
Non-U.S. treasury inflation protected securities	—	191,912	—	191,912
Corporate bonds & notes	—	86,387	—	86,387
Common stocks	$2,929,561	3,111,787	—	6,041,348
Investments in underlying funds	3,393,377	—	—	3,393,377
Preferred stocks	159,100	35,585	—	194,685
Purchased options	2,156	—	—	2,156
Rights	1,167	—	—	1,167
Total long-term investments	$6,485,361	$12,282,152	—	$18,767,513
Short-term investments†	—	6,412,753	—	6,412,753
Total investments	$6,485,361	$18,694,905	—	$25,180,266
Other financial instruments:
Futures contracts	$127,134	—	—	$127,134
Forward foreign currency contracts	—	$496,564	—	496,564
Commodity index swaps	—	70,554	—	70,554
Total other financial instruments	$127,134	$567,118	—	$694,252
Total	$6,612,495	$19,262,023	—	$25,874,518

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$17,486	—	—	$17,486
Forward foreign currency contracts	—	$26,835	—	26,835
Total	$17,486	$26,835	—	$44,321

†	See Consolidated Schedule of Investments for additional detailed categorizations.

22	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

For the six months ended May 31, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of Level 1 and Level 2 measurements during the period.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the consolidated financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	23

contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may

24	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made, if any, at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as a realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund, as well as liquidation payments received or made at the termination of the swap, are recognized as a realized gain or loss in the Consolidated Statement of Operations.

For average notional amounts of swap contracts held during the six months ended May 31, 2011 see Note 4.

Commodity index swaps

The Fund enters into commodity swaps for the purposes of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	25

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit

26	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2011, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $26,835. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	27

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2011, no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Thailand’s securities held by the Fund are subject to capital gains tax in that country. As of May 31, 2011, there were $138 of capital gains tax liabilities accrued on unrealized gains.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is the Fund’s investment adviser. Batterymarch Financial Management, Inc. (“Batterymarch”), ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, LMGAA, Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the six-month reporting period.

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides certain administrative and oversight services to the Fund. LMPFA delegates to LMGAA the day-to-day portfolio management of the Fund. LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. LMGAA also provides management for a portion of the Fund’s assets.

LMPFA pays LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by LMGAA to the Subsidiary. LMPFA pays Batterymarch for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by Batterymarch. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a

28	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs)), subject to recapture as described below. As a result, total annual operating expenses will not exceed 1.35%, 2.10% and 1.10% for Class A, Class C and Class I shares, respectively. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2012, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. The arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time.

During the six months ended May 31, 2011, fees forgone and/or expenses reimbursed amounted to $128,961.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2011, the Fund had remaining fees forgone and/or expense reimbursements subject to recapture by LMPFA as follows:

	Class A	Class C	Class I
Expires November 2013	$430,654	$17,775	$12,265
Expires November 2014	113,494	8,845	6,622
Total fees forgone/expense reimbursements subject to recapture	$544,148	$26,620	$18,887

During the six months ended May 31, 2011, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	29

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended May 31, 2011, LMIS and its affiliates received sales charges of approximately $3,000 on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the six months ended May 31, 2011.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of May 31, 2011, Legg Mason and its affiliates owned 71% of the Fund.

3. Investments

During the six months ended May 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$3,993,418	$3,800,562
Sales	3,001,096	2,177,396

At May 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,746,149
Gross unrealized depreciation	(93,427)
Net unrealized appreciation	$1,652,722

During the six months ended May 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2010	—	—
Options written	9	$5,713
Options closed	(3)	(2,521)
Options exercised	(1)	(161)
Options expired	(5)	(3,031)
Written options, outstanding as of May 31, 2011	—	—

30	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

At May 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Goldman Sachs Commodity Index Futures	22	6/11	$3,755,866	$3,883,000	$127,134
Contracts to Sell:
E-mini S&P 500 Index	7	6/11	456,895	470,365	(13,470)
U.S. Treasury 10-Year Notes	1	9/11	121,278	122,609	(1,331)
U.S. Treasury 5-Year Notes	4	9/11	473,878	476,563	(2,685)
					(17,486)
Net unrealized gain on open futures contracts					$109,648

At May 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Morgan Stanley & Co. Inc.	1,211,000	$1,290,907	6/15/11	$83,237
Australian Dollar	Morgan Stanley & Co. Inc.	24,000	25,584	6/15/11	1,034
Australian Dollar	Morgan Stanley & Co. Inc.	32,000	34,112	6/15/11	(235)
Australian Dollar	Morgan Stanley & Co. Inc.	148,000	157,766	6/15/11	(509)
Canadian Dollar	Morgan Stanley & Co. Inc.	1,190,000	1,227,843	6/15/11	12,379
Canadian Dollar	Morgan Stanley & Co. Inc.	36,000	37,145	6/15/11	100
Canadian Dollar	Morgan Stanley & Co. Inc.	74,000	76,353	6/15/11	(991)
Canadian Dollar	Morgan Stanley & Co. Inc.	164,000	169,215	6/15/11	(550)
Euro	Citibank, N.A.	57,000	81,869	8/18/11	(2,735)
Mexican Peso	Morgan Stanley & Co. Inc.	14,552,000	1,257,413	6/15/11	45,316
Mexican Peso	Morgan Stanley & Co. Inc.	7,544,343	651,893	6/15/11	22,102
Mexican Peso	Morgan Stanley & Co. Inc.	608,000	52,536	6/15/11	269
Mexican Peso	Morgan Stanley & Co. Inc.	1,825,000	157,695	6/15/11	1,186
New Zealand Dollar	Morgan Stanley & Co. Inc.	213,000	175,502	6/15/11	7,407
New Zealand Dollar	Morgan Stanley & Co. Inc.	1,655,000	1,363,640	6/15/11	147,020
New Zealand Dollar	Morgan Stanley & Co. Inc.	9,000	7,416	6/15/11	572
New Zealand Dollar	Morgan Stanley & Co. Inc.	39,000	32,134	6/15/11	910
Norwegian Krone	Morgan Stanley & Co. Inc.	1,096,000	203,389	6/15/11	3,818
Norwegian Krone	Morgan Stanley & Co. Inc.	6,832,000	1,267,838	6/15/11	56,766
Norwegian Krone	Morgan Stanley & Co. Inc.	249,000	46,208	6/15/11	1,786
Norwegian Krone	Morgan Stanley & Co. Inc.	165,000	30,620	6/15/11	(383)
Swiss Franc	Morgan Stanley & Co. Inc.	1,131,000	1,326,151	6/15/11	103,683
Swiss Franc	Morgan Stanley & Co. Inc.	31,000	36,349	6/15/11	2,708
Swiss Franc	Morgan Stanley & Co. Inc.	35,000	41,039	6/15/11	1,285
Swiss Franc	Morgan Stanley & Co. Inc.	127,000	148,914	6/15/11	3,628
					489,803

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	31

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (loss)
Contracts to Sell:
Australian Dollar	Citibank, N.A.	171,964	$181,811	8/18/11	$715
Euro	Credit Suisse London	57,022	81,901	8/18/11	643
Mexican Peso	Morgan Stanley & Co. Inc.	6,879,343	594,432	6/15/11	(21,432)
					(20,074)
Net unrealized gain on open forward foreign currency contracts					$469,729

At May 31, 2011, the Fund held the following commodity index swap contracts:

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation
Morgan Stanley Capital Group Inc.	July 5, 2011	Treasury Bill Rate plus Fees	Commodity Index Basket Return	$2,066,497	$70,554	*

*	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Commodity Contracts Risk	Total
Purchased options[2]	$2,156	—	—	$2,156
Futures contracts[3]	—	—	$127,134	127,134
Swap contracts[4]	—	—	70,554	70,554
Forward foreign currency contracts	—	$496,564	—	496,564
Total	$2,156	$496,564	$197,688	$696,408

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures contracts[3]	$4,016	—	$13,470	$17,486
Forward foreign currency contracts	—	$26,835	—	26,835
Total	$4,016	$26,835	$13,470	$44,321

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Consolidated Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

32	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2011. The first table provides additional details about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Purchased options	$(5,094)	$(9,280)	—	—	$(14,374)
Written options	5,234	—	—	—	5,234
Futures contracts	(24,965)	—	$(24,093)	$193,997	144,939
Swap contracts	—	—	—	169,279	169,279
Forward foreign currency contracts	—	463,394	—	—	463,394
Total	$(24,825)	$454,114	$(24,093)	$363,276	$768,472

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total
Purchased options	$774	$(3,066)	—	—	$(2,292)
Futures contracts	(5,469)	—	$(32,515)	$204,909	166,925
Swap contracts	—	—	—	135,586	135,586
Forward foreign currency contracts	—	391,272	—	—	391,272
Total	$(4,695)	$388,206	$(32,515)	$340,495	$691,491

During the six months ended May 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$1,279
Written options†	134
Forward foreign currency contracts (to buy)	7,896,011
Forward foreign currency contracts (to sell)	511,023
Futures contracts (to buy)	2,699,266
Futures contracts (to sell)	726,903
Average Notional Balance
Commodity index swap contracts	$2,007,797

†	At May 31, 2011, there were no open positions held in this derivative.

5. Class specific expenses, fees forgone and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual

Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report	33

rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of Class C shares. Service and distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$23,861	$3,582
Class C	6,669	1,241
Class I	—	863
Total	$30,530	$5,686

For the six months ended May 31, 2011, class specific fees forgone and/or expense reimbursements were as follows:

Fees Forgone/Expense Reimbursements
Class A	$113,494
Class C	8,845
Class I	6,622
Total	$128,961

6. Distributions to shareholders by class

	Six Months Ended May 31, 2011	Period Ended November 30, 2010†
Net Investment Income:
Class A	$699,952	—
Class C	33,713	—
Class I	36,336	—
Total	$770,001	—

†	For the period February 26, 2010 (inception date) to November 30, 2010.

7. Shares of beneficial interest

At May 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2011		Period Ended November 30, 2010†
	Shares	Amount	Shares	Amount
Class A
Shares sold	307,592	$4,234,012	1,410,640	$16,992,737
Shares issued on reinvestment	5,039	64,650	—	—
Shares repurchased	(44,122)	(579,436)	(38,462)	(470,822)
Net increase	268,509	$3,719,226	1,372,178	$16,521,915

34	Legg Mason Strategic Real Return Fund 2011 Semi-Annual Report

Notes to consolidated financial statements (unaudited) (cont’d)

	Six Months Ended May 31, 2011		Period Ended November 30, 2010†
	Shares	Amount	Shares	Amount
Class C
Shares sold	60,341	$820,792	79,975	$981,162
Shares issued on reinvestment	1,923	24,717	—	—
Net increase	62,264	$845,509	79,975	$981,162

Class I
Shares sold	33,267	$445,943	68,887	$820,653
Shares issued on reinvestment	2,479	31,778	—	—
Shares repurchased	(12,080)	(161,811)	(4,346)	(53,040)
Net increase	23,666	$315,910	64,541	$767,613

†	For the period February 26, 2010 (inception date) to November 30, 2010.

8. Capital loss carryforward

As of November 30, 2010, the Fund had a net capital loss carryforward of approximately $192,214 which expires in 2018. This amount will be available to offset any future taxable capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, preenactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending November 30, 2012.

Legg Mason

Strategic Real Return Fund

Board of trustees

Mark R. Fetting Chairman

R. Jay Gerken, CFA President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Legg Mason Global Asset Allocation, LLC

Subadvisers

Batterymarch Financial Management, Inc.

ClearBridge Advisors, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Strategic Real Return Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012787 7/11 SR11-1407

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal half-year (the Registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
President

Date:	July 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
President

Date:	July 22, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer

Date:	July 22, 2011